Scharf Multi-Asset Opportunity Fund

Retail Class	LOGBX
Institutional Class	LOGOX

Scharf Alpha Opportunity Fund

Retail Class	HEDJX
Institutional Class	Not available for purchase

Supplement dated October 20, 2021 to
Summary Prospectus dated January 28, 2021

Upcoming Reorganization of the Scharf Alpha Opportunity Fund

The Board of Trustees of Advisors Series Trust (the “Trust”) has approved an Agreement and Plan of Reorganization whereby the Scharf Alpha Opportunity Fund (the “Acquired Fund”) will reorganize and merge into the Scharf Multi-Asset Opportunity Fund (the “Acquiring Fund”), also a series of the Trust (the “Reorganization”). The Reorganization will be structured as a tax-free reorganization for federal tax purposes.

Scharf Investments, LLC (“Scharf” or the “Adviser”) is the investment adviser to both the Acquired Fund and the Acquiring Fund. The Adviser launched and began managing the Acquiring Fund on December 31, 2012 and later became the manager of the Acquired Fund on December 31, 2015. The Acquired Fund and Acquiring Fund have very similar strategies, with the exception that the Acquired Fund engages in short sales, while the Acquiring Fund does not. However, despite fairly strong performance, the Acquired Fund has struggled to grow assets. As of September 30, 2021, the Acquired Fund had only approximately $6.6 million in assets. At the current asset size, the Acquired Fund is unable to support its own expenses without significant input from the Adviser.

Scharf believes that combining the Acquired Fund and the Acquiring Fund will benefit shareholders of the Acquired Fund who wish to maintain investments in a similar strategy, and the increase in assets will allow for more diversification. In addition, combining the portfolios will reduce the likelihood that Scharf will find it necessary to liquidate the Acquired Fund because it can no longer subsidize the expenses of the Acquired Fund.

The Acquired Fund and the Acquiring Fund have similar investment objectives and investment risks, although unlike the Acquired Fund, the Acquiring Fund does not engage in short sales. (With that in mind, the Acquired Fund will divest all short positions prior to the Reorganization.) The Funds have identical advisory and 12b‑1 fees. Additionally, the expenses that shareholders will experience are lower in the Acquiring Fund compared to the Acquired Fund because the Acquiring Fund’s expenses do not include interest expense and dividends on securities sold short.

Scharf is expected to continue to serve as the investment adviser to the Acquiring Fund immediately following the Reorganization. Similarly, the current Board of Trustees and all other service providers to the Acquired Fund are expected to remain in place immediately following the Reorganization.

The Reorganization, which is expected to be tax free to the shareholders of the Acquired Fund and which is subject to a number of closing conditions, will entail the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund. Shareholders of the Acquired Fund will then receive shares of the Acquiring Fund equivalent in aggregate net asset value to the aggregate net asset value of their shares in the Acquired Fund at the time of the Reorganization. The Acquired Fund will then be dissolved. These events are currently expected to occur on or about the close of business on December 10, 2021.

Shareholder approval is not required to effect the Reorganization. In the next few weeks, the Acquired Fund will circulate an information statement/prospectus which will contain pertinent details regarding the upcoming Reorganization, including the Board’s reasons for approving the Reorganization.

The Acquired Fund will suspend the imposition of its 2.00% redemption fees between now and the Reorganization.

Please retain this Supplement with the Summary Prospectus.